UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

 125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

MACQUARIE

GLOBAL INFRASTRUCTURE
TOTAL RETURN FUND INC.

MACQUARIE

2021| ANNUAL REPORT

Unless otherwise noted, views expressed herein are current as of November 30, 2021, and subject to change for events occurring after such date.
None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment, (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2021 (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc. (MGU or Fund), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund’s Board of Directors (Board), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (Plan). In accordance with the Plan, the Fund paid a monthly dividend of $0.075 per share from December 2020 through July 2021. From August 2021 through November 2021, the Fund paid a monthly dividend of $0.10 per share.
The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (Code). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.
A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at macquarieim.com/mgu.

Caution regarding forward-looking statements and past performance
This Annual Report contains certain
forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust and its respective representatives, taking into account the information available to them as of the financial reporting period. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of DMC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Capitalized terms used but not defined herein have the meaning assigned to them in the
Fund’s Prospectus.

Annual commentary
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2021 (Unaudited)
Introduction
We are pleased to present this annual report to the shareholders of the Fund for the 12 months ended November 30, 2021 (“the period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.
Performance and portfolio review
Risk assets continued their strong performance for most of the fiscal year ended November 30, 2021, engendered by the continued distribution of COVID-19 vaccines, and continued monetary stimulus around the world. Economic activity has been robust as people have generally embraced the protections afforded by vaccines, even if there have been periodic flare-ups of COVID-19 outbreaks and, in some cases, renewed lockdowns.
While inflation has risen in many countries, central banks have remained broadly supportive of economic activity; however, we find more investors now questioning when rates will begin to rise to prevent inflationary expectations from getting too high.
Long bond yields experienced increased volatility as market expectations fluctuated among concerns over current inflationary pressures, central banks’ desire to continue to support economic activity, and uncertainty if inflationary pressures will be transitory.
Having embraced a “look through” analysis in the prior period under the assumption that the world would return to a more normal state, we are pleased to see that scenario coming to fruition. Specifically, we have observed a sharp increase in global mobility, driven first by local car movements, then short-haul domestic and international travel, and ultimately the beginning of growth in longer-haul international travel. We believe that we will continue to see notable improvements.
Source: Bloomberg.
For the 12-month period ended November 30, 2021[1]	Total return (%)[2]
Macquarie Global Infrastructure Total Return Fund - NAV	12.07
Macquarie Global Infrastructure Total Return Fund - Market Price	15.28
S&P Global Infrastructure Index (net)[3]	7.26
MSCI World Index (net)[4]	21.78
Unless otherwise indicated, all references to currency are to US dollars.
1 Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
2 Source: ALPS Fund Services Inc., Bloomberg L.P.
3 The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: energy, transportation, and utilities. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.
4 The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.
Electric utilities, electricity generation, and
toll road stocks were the most significant contributors to the Fund’s performance, while energy infrastructure was the leading detractor from performance.
Let’s look at these reasons in further detail.
Electric utilities
Stock selection in the electric utility sector was a large contributor to the Fund’s performance as this relatively defensive sector lagged other more cyclically exposed sectors. Concerns over higher interest rates negatively affected it, however.

Annual commentary
Macquarie Global Infrastructure Total Return Fund Inc.
Electricity generation
Stock selection in the electricity generation sector also contributed. One of the Fund’s renewable holdings in China engaged in a corporate restructuring that led to a sharp price rally.
Toll roads
The Fund’s overweight position in toll roads, combined with positive stock selection within that sector, also aided performance when certain stocks posted positive returns as traffic recovered and the markets looked forward to that continuation.
Energy infrastructure
Despite what was a strong absolute contribution to performance in the energy infrastructure sector, stock selection overall detracted from the Fund’s relative performance when commodity prices rose sharply and led to sharp rallies in higher-beta, lower-quality names. With relatively defensive positioning in the portfolio, the Fund lagged its benchmark in this sector.
Leverage
As of November 30, 2021, the Fund had US145.0 million in leverage outstanding. At period end, the Fund's leverage was 30.6% of its total assets, which is within the limit outlined in the Fund's prospectus. To avoid magnifying the US dollar exposure due to leverage, the Fund also borrows in euros to help offset the currency exposure of the investments with the currency of the borrowings.
In determining the leverage level for the Fund,
we balance the cost of leverage against the longer-term potential for enhanced yield and capital returns.
Performance relative to reference benchmarks
The Fund, which is not managed against any benchmark, outperformed the reference benchmark, the S&P Global Infrastructure Index (net) and underperformed the MSCI World Index (net) during the 12-month period ended November 30, 2021.
Fund diversification by country and sector
As of November 30, 2021, the Fund’s core component was well diversified across 42 positions in global infrastructure stocks, representing 13 countries and 10 sectors. During the period, the primary increases in the Fund’s sector weightings were electricity and gas distribution and airports, while the largest declines in sector weightings were within the pipelines and water sectors. Sector changes were driven principally by our bottom-up investment process.

The table below shows the top 10 holdings in the Fund as of November 30, 2021.
Rank	Stock	Country	Infrastructure Sector[1]	% [2]
1	TC Energy	Canada	Energy infrastructure	9.30
2	Transurban Group	Australia	Toll roads	7.60
3	National Grid	United Kingdom	Electric utility	7.20
4	American Electric Power	United States	Electric utility	6.80
5	Enbridge	Canada	Energy infrastructure	6.30
6	NextEra Energy	United States	Electric utility	5.90
7	Aena SME	Spain	Airports	5.90
8	Enav	Italy	Airports	5.00
9	Sydney Airport	Australia	Airports	4.80
10	Cheniere Energy	United States	Energy infrastructure	4.70
1Industry sectors are based on the Manager's own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.
2Based on Total Assets as defined in the prospectus.

Annual commentary
Macquarie Global Infrastructure Total Return Fund Inc.
The tables below show the structure of the portfolio by country and sector.
Country	% of Fund on November 30, 2021[1]	% Point Change over Period	% of Fund on November 30, 2020[1]
United States	30.9	(4.0)	34.9
Canada	14.2	1.6	12.6
Australia	11.1	2.9	8.2
Italy	9.5	(0.2)	9.7
United Kingdom	9.5	1.3	8.2
Spain	7.2	(0.2)	7.4
Mexico	4.6	0.4	4.2
Japan	3.9	0.4	3.5
France	2.4	(0.5)	2.9
China	1.7	(0.1)	1.8
New Zealand	1.1	(1.4)	2.5
Germany	1.0	1.0	0.0
Netherlands	1.0	1.0	0.0
Switzerland	0.6	(1.7)	2.3
Other Assets in Excess of Other Liabilities	1.3	(0.5)	1.8
Infrastructure Sector[2]	% of Fund on November 30, 2021[1]	% Point Change over Period	% of Fund on November 30, 2020[1]
Electric Utility	30.0	11.7	18.3
Energy Infrastructure	21.2	21.2	0.0
Toll Roads	14.2	1.2	13.0
Airports	13.5	(3.2)	16.7
Electricity and Gas Distribution	7.1	(4.2)	11.3
Water	4.1	(2.9)	7.0
Rail / Other Transportation	3.9	0.4	3.5
Electricity Transmission	2.6	(0.8)	3.4
Communications Infrastructure	1.0	1.0	0.0
Seaports	1.0	1.0	0.0
Pipelines	0.0	(25.0)	25.0
Other Assets in Excess of Other Liabilities	1.4	(0.4)	1.8
1Based on Total Assets as defined in the prospectus.
2Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the investment team and based on the primary business sector of the issuer.

Distributions
The Fund paid a monthly dividend of $0.075 per share from December 2020 through July 2021. From August 2021 through November 2021, the Fund paid a monthly dividend of $0.10 per share. Altogether, the Fund paid $1.00 per share during this period.
A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain, and return of capital. The final determination of the source of all distributions in 2021, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2021.
Outlook
As a base case, in our view, global markets continue to expect growth and for inflation to remain above central banks’ targets during 2022. While monetary policy should marginally become less favorable in 2022, the belief is that the normalization process will be gradual and that fiscal policies will remain accommodative. There are inherent risks to this outlook, particularly the resurgence of COVID-19 and the potential effect of the new Omicron variant if, in the worst-case scenario, it is shown to evade the existing vaccines. It was this risk that dominated markets in November 2021, despite otherwise strong economic data. We think that we should know by the end of 2021 whether COVID-19, and particularly the Omicron variant, will materially disrupt what would otherwise be a positive economic outlook. Another risk that the market remains relatively unconcerned by, in our opinion, is the supply response in global energy markets that could cause moderation in future energy commodity prices.
With this backdrop, the Fund is relatively defensively positioned in certain areas, and we have sought exposure to names that have not fully priced their outlook. As a result, we have meaningfully reduced the Fund’s exposure to energy infrastructure during the fiscal year since stock price upsides do not seem sufficient to us when considering potential risks. We have also reduced the Fund’s exposure to UK water names. These had risen sharply and provided what we considered to be a less attractive risk-reward profile. On the other hand, we increased the Fund’s exposure to the electric utility and toll road sectors, in both cases driven by names that have inflation linked to their underlying business models. To the extent that higher inflation persists, we think these companies should benefit more than companies that do not have this revenue link.
Over the medium to long term, we continue to see long-term positive structural thematics within the listed infrastructure space.
New clean technology – We continue to observe considerable research efforts globally toward carbon elimination from global economies. Hydrogen has re-emerged as a leading contender to help reduce carbon emissions, especially from energy-intensive applications such as transport and heavy industry. A technically feasible, although currently expensive, process involves the use of renewable power such as wind or solar to produce hydrogen through electrolysis, which could be transported through repurposed gas transmission networks or ships to end users. When burnt or passed through a fuel cell, hydrogen generates water as a byproduct. We believe the infrastructure sector may be a key beneficiary of a transition toward hydrogen over the next several decades. Existing gas infrastructure can be, in some cases, repurposed to transport up to 100% hydrogen. Demand for electricity for hydrogen production may see an increase in renewables, as well as networks to transport the hydrogen. Infrastructure owners and operators with experience in natural gas liquefaction could potentially benefit from a transition toward hydrogen liquefaction.

Annual commentary
Macquarie Global Infrastructure Total Return Fund Inc.
Infrastructure spending as stimulus – COVID-19 caused a recession that required extraordinary fiscal and monetary stimulus. Globally, certain governments, particularly in Europe, have used the opportunity to invest further in economies through “green investment” to support jobs, reduce the carbon intensity of communities, and deliver economic growth. These programs are speeding up the trends that have been underway for some time, in our opinion. For example, the European Union (EU) has committed to spending €750 billion on the “Green Deal” that aims to stimulate green investments. As a result, we think that listed infrastructure companies stand to benefit from increased regulated capital expenditure in electricity networks and renewable power generation.
It is our belief that the current environment requires a thoughtful active management approach. A continuous assessment of the opportunity set across our global research platform offers the potential to take advantage of market dislocations and achieve what we view as attractive risk-adjusted returns for our clients.
The infrastructure assets owned and operated by the diversified range of infrastructure companies within the Fund’s portfolio continue to perform well. Fund positioning also continues to exhibit a diversity of exposures across different geographies and sectors. We continue to target what we believe are well positioned infrastructure assets since, in our view, quality and defensive assets underpinned by long-term, stable cash flows will remain attractive to investors around the world.
Conclusion
The Fund’s investment strategy is to invest in the listed securities of companies globally that own or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to potentially generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.
We believe the Fund provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities and appreciate your investment in the Fund.

Performance summary (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
The performance quoted represents past performance and does not guarantee future results. Investment return, principal value, and market value of an investment will fluctuate so that shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866-587-4518.
Fund and benchmark performance
Average annual total returns through November 30, 2021	1 year	5 year	10 year	Lifetime
At market price (inception date August 26, 2005)	+15.28%	+9.99%	+10.14%	+6.53%
At net asset value (inception date August 26, 2005)	+12.07%	+9.02%	+9.80%	+7.67%
S&P Global Infrastructure Index (net)	+7.26%	+6.09%	+6.17%	+5.68%*
S&P Global Infrastructure Index (gross)	+8.05%	+7.03%	+7.08%	+6.58%*
MSCI World Index (net)	+21.78%	+14.61%	+12.22%	+8.15%*
MSCI World Index (gross)	+22.31%	+15.22%	+12.84%	+8.74%*
*The benchmark lifetime return is for Fund comparison only and is calculated using the last business day in the month of the Fund’s inception date.
Diversification may not protect against market risk.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counter parties’ ability to fulfill their contractual obligations. This is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
Investment strategies that hold securities issued by companies principally engaged in the infrastructure industry have greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these

Performance summary (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.
Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a onetime-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities from total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. NAV, market price, and premium or discount will fluctuate with change in market conditions.
The Fund may be required to make higher distributions of ordinary income and capital gains at calendar year end. Those distributions may temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.
The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.
Past performance does not guarantee future results.

Fund basics
As of November 30, 2021
Fund objectives	Fund start date
The primary investment objective of the Fund is to provide investors with a high level of total return consisting of dividends and other income, and capital appreciation.	August 26, 2005

Total net assets	NYSE symbol
$320.0 million	XMGUX
Number of holdings
45

Performance summary (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Market price versus net asset value (see notes on next page)
November 30, 2020 through November 30, 2021
For period beginning November 30, 2020 through November 30, 2021	Starting value	Ending value
Macquarie Global Infrastructure Total Return Fund Inc. @ NAV	$24.11	$25.87
Macquarie Global Infrastructure Total Return Fund Inc. @ market price	$20.63	$22.76
Past performance does not guarantee future results.

Performance of a $10,000 investment
For period beginning November 30, 2011 through November 30, 2021
For period beginning November 30, 2011 through November 30, 2021	Starting value	Ending value
MSCI World Index (net)	$10,000	$31,677
Macquarie Global Infrastructure Total Return Fund Inc. @ market price	$10,000	$26,268
Macquarie Global Infrastructure Total Return Fund Inc. @ NAV	$10,000	$25,475
S&P Global Infrastructure Index (net)	$10,000	$19,234
The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on November 30, 2011, and includes the reinvestment of all distributions at market value. The graph also assumes $10,000 invested in the S&P Global Infrastructure Index and the MSCI World Index on November 30, 2011.
Performance of the Fund at market value is based on market performance during the period. Performance of the Fund at NAV is based on the fluctuations in NAV during the period. Macquarie Global Infrastructure Total Return Fund Inc. was initially offered with a sales charge of 6%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.
Market price is the price an investor would pay for shares of the Fund on the secondary market.
NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.
Past performance does not guarantee future results.

Security type / country and sector allocations
Macquarie Global Infrastructure Total Return Fund Inc.	As of November 30, 2021 (Unaudited)
Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / country	Percentage of net assets
Common Stock by Country	140.93%
Australia	16.13%
Canada	20.65%
China/Hong Kong	2.42%
France	3.44%
Germany	1.48%
Italy	13.83%
Japan	5.61%
Mexico	3.79%
Netherlands	1.39%
New Zealand	1.67%
Spain	10.44%
Switzerland	0.90%
United Kingdom	13.80%
United States	45.38%
Master Limited Partnerships	2.32%
Total Value of Securities	143.25%
Leverage	(45.39%)
Receivables and Other Assets Net of Liabilities	2.14%
Total Net Assets	100.00%
Common stock and master limited partnerships by sector	Percentage of net assets
Airports	19.67%
Communications Infrastructure	1.48%
Electric Utility	43.61%
Electricity and Gas Distribution	10.30%
Electricity Transmission	3.85%
Energy Infrastructure	30.73%
Rail & Other Transportation	5.61%
Seaports	1.39%
Toll Roads	20.67%
Water	5.94%
Total	143.25%

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2021
	Number of shares	Value (US $)
Common Stock – 140.93%Δ
Australia − 16.13%
APA Group <<	444,177	$ 3,003,397
Atlas Arteria <<	1,961,364	8,993,613
Sydney Airport <<, †	2,589,577	15,251,817
Transurban Group <<	2,524,668	24,370,722
		51,619,549
Canada − 20.65%
Enbridge <<	540,319	20,272,801
Gibson Energy <<	484,441	8,763,890
Hydro One 144A #, <<	294,938	7,210,391
TC Energy <<	636,252	29,844,002
		66,091,084
China/Hong Kong − 2.42%
CLP Holdings <<	791,000	7,749,325
		7,749,325
France − 3.44%
Vinci <<	116,530	11,025,103
		11,025,103
Germany − 1.48%
Vantage Towers <<	142,224	4,735,891
		4,735,891
Italy − 13.83%
Atlantia <<, †	682,880	12,470,539
Enav 144A #, <<, †	3,879,749	16,108,424
Snam <<	597,779	3,368,675
Terna - Rete Elettrica Nazionale <<	1,656,044	12,314,954
		44,262,592
Japan − 5.61%
East Japan Railway <<	163,100	9,999,580
West Japan Railway <<	184,700	7,959,234
		17,958,814
Mexico − 3.79%
ALEATICA <<, †	8,246,830	7,480,510
Grupo Aeroportuario del Centro Norte <<, †	817,728	4,637,701
		12,118,211
Netherlands − 1.39%
Koninklijke Vopak <<	116,635	4,442,558
		4,442,558

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.
	Number of shares	Value (US $)
Common StockΔ (continued)
New Zealand − 1.67%
Auckland International Airport <<, †	994,242	$ 5,332,802
		5,332,802
Spain − 10.44%
Aena SME 144A #, <<, †	127,732	18,759,476
Iberdrola <<	1,142,882	12,825,472
Sacyr <<	765,441	1,816,950
		33,401,898
Switzerland − 0.90%
Flughafen Zurich <<, †	17,261	2,871,840
		2,871,840
United Kingdom − 13.80%
National Grid <<	1,730,154	22,957,518
Severn Trent <<	251,030	9,618,248
SSE <<	333,903	6,864,672
United Utilities Group <<	328,963	4,724,857
		44,165,295
United States − 45.38%
American Electric Power <<	268,494	21,761,439
Atmos Energy <<	79,894	7,216,026
Cheniere Energy <<	144,350	15,129,324
CMS Energy <<	97,024	5,709,862
Essential Utilities <<	97,897	4,627,591
Eversource Energy <<	111,431	9,167,428
Kinder Morgan <<	681,236	10,531,909
NextEra Energy <<	216,930	18,825,185
NiSource <<	292,249	7,163,023
PPL <<	343,901	9,570,765
Sempra Energy <<	153,971	18,594,660
Southern <<	127,760	7,806,136
Xcel Energy <<	143,101	9,119,827
		145,223,175
Total Common Stock (cost $442,265,870)		450,998,137

	Number of shares	Value (US $)

Master Limited Partnerships – 2.32%
Enterprise Products Partners <<	169,469	$ 3,624,942
Magellan Midstream Partners <<	82,180	3,811,509
Total Master Limited Partnerships (cost $8,046,450)		7,436,451
Total Value of Securities−143.25% (cost $450,312,320)		$458,434,588
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 0 in “Security type / country and sector allocations.”
<<	Fully or partially pledged as collateral for borrowing transactions.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2021, the aggregate value of Rule 144A securities was $42,078,291, which represents 13.15% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US dollars)	November 30, 2021
Assets:
Investments, at value*	$ 458,434,588
Cash	19,413,224
Foreign currencies, at valueΔ	123,013
Dividends receivable	825,564
Foreign tax reclaims receivable	582,628
Prepaid arrangement fees on loan outstanding	119,466
Other assets	111,534
Total Assets	479,610,017
Liabilities:
Loans payable	145,264,000
Payable for securities purchased	12,624,510
Investment advisory expense payable to affiliates	1,163,681
Other payables and accrued expenses	269,172
Interest on loans payable	123,680
Administration expense payable	105,105
Directors’ expense payable	45,295
Total Liabilities	159,595,443
Total Net Assets	$ 320,014,574

Net Assets Consist of:
Paid-in capital	$ 311,922,827
Total distributable earnings (loss)	8,091,747
Total Net Assets	$ 320,014,574

Net Asset Value
Common Shares:
Net assets	$ 320,014,574
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,373,293
Net asset value per share	$ 25.86
*Investments, at cost	$ 450,312,320
ΔForeign currencies, at cost	122,738
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US dollars)	Year ended November 30, 2021
Investment Income:
Dividends	$ 13,778,520
Foreign tax withheld	(934,673)
12,843,847

Expenses:
Investment advisory	4,530,142
Interest expense	1,439,761
Legal fees	275,000
Directors	224,745
Administration	213,516
Insurance	162,221
Audit and tax services	100,120
Transfer agent	92,930
Custody	81,408
Printing	74,549
Other expenses	214,988
Total operating expenses	7,409,380
Net Investment Income	5,434,467
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,727,407
Foreign currencies	1,848,006
Foreign currency exchange contracts	(173,551)
Net realized gain	8,401,862

Net change in unrealized appreciation (depreciation) of:
Investments	19,678,910
Foreign currencies	477,356
Net change in unrealized appreciation (depreciation)	20,156,266
Net Realized and Unrealized Gain	28,558,128
Net Increase in Net Assets Resulting from Operations	$ 33,992,595
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US dollars)
	Year ended
	11/30/21	11/30/20
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 5,434,467	$ 4,916,842
Net realized gain	8,401,862	2,848,631
Net change in unrealized appreciation (depreciation)	20,156,266	(26,728,875)
Net increase (decrease) in net assets resulting from operations	33,992,595	(18,963,402)

Distributions to Shareholders from:
Distributable earnings	(12,429,082)	(12,372,302)
Return of capital	—	(3,711,796)
Total distributions to shareholders	(12,429,082)	(16,084,098)

Capital Share Transactions:
Cost of shares redeemed [1]	(2,175,413)	—
Decrease in net assets derived from capital share transactions	(2,175,413)	—
Net Increase (Decrease) in Net Assets	19,388,100	(35,047,500)

Net Assets:
Beginning of year	300,626,474	335,673,974
End of year	$ 320,014,574	$ 300,626,474
[1]	See Note 6 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US dollars)	Year ended November 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$ 33,992,595
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchase of investment securities	(205,955,138)
Proceeds from disposition of investment securities	197,716,292
Net realized (gain) loss on investments	(6,727,407)
Net change in unrealized (appreciation) depreciation of investments	(19,678,910)
Net change in unrealized (appreciation) depreciation of foreign currencies	(477,356)
Realized (gain) loss on foreign currency	(1,827,635)*
Noncash adjustments for dividend income return of capital	781,532
(Increase) decrease in dividends receivable	150,789
(Increase) decrease in foreign tax reclaims receivable	120,293
(Increase) decrease in prepaid arrangement fees on loan outstanding	43,822
(Increase) decrease in other assets	(5,310)
Increase (decrease) in payable for securities purchased	12,624,510
Increase (decrease) in interest on loans payable	(38,146)
Increase (decrease) in investment advisory expense payable to affiliates	195,668
Increase (decrease) in administration expense payable	9,702
Increase (decrease) in other payables and accrued expenses	43,606
Total adjustments	(23,023,688)
Net cash provided by (used for) operating activities	10,968,907

CASH FLOW FROM FINANCING ACTIVITIES:
Cash received from borrowings	15,000,000
Cost of shares redeemed	(2,175,413)
Cash distributions paid	(12,429,082)
Net cash used for financing activities	395,505

Effect of exchange rates on cash	(45,009)
Net increase (decrease) in cash	11,319,403
Cash at beginning of year	8,216,834
Cash at end of year	$ 19,536,237
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense from borrowings	$ 1,477,907

The following table provides a reconciliation of cash and foreign currencies reported within the statement of financial position that sum to the total of the same amounts shown above at November 30, 2021:
Cash	$ 19,413,224
Foreign currencies, at value	123,013
Total cash and foreign currencies at end of year	$ 19,536,237

*Inclusive of amounts related to non USD borrowings.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US dollars)
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Market value, end of period
Total return based on:[2]
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to interest expenses reimbursed
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to interest expenses reimbursed
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[4]
[1]	Calculated using average shares outstanding.
[2]	Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns exclude brokerage commissions on buying and selling of Fund shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance does not guarantee future results.
[3]	For the years ended November 30, 2021, 2020, 2019, 2018, and 2017, the annualized ratios to Total Assets were 1.70%, 1.58%, 1.69%, 1.92%, and 1.58%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.
[4]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 8)
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
$ 24.11	$ 26.92	$ 23.92	$ 28.44	$ 23.08

0.44	0.39	1.29	1.21	1.19
2.31	(1.91)	3.39	(4.20)	5.65
2.75	(1.52)	4.68	(2.99)	6.84

(1.00)	(0.99)	(1.68)	(1.53)	(1.27)
—	—	—	—	(0.21)
—	(0.30)	—	—	—
(1.00)	(1.29)	(1.68)	(1.53)	(1.48)
$ 25.86	$ 24.11	$ 26.92	$ 23.92	$ 28.44
$ 22.76	$ 20.63	$ 24.35	$ 20.67	$ 25.16

12.07%	(4.14%)	21.40%	(10.10%)	31.26%
15.28%	(9.31%)	27.07%	(12.18%)	38.01%

$320,015	$300,626	$335,674	$ 298,271	$354,551
2.25%	2.37%	2.50%	2.61%	2.44%
2.25%	2.37%	2.50%	2.61%	2.50%
1.81%	1.82%	1.75%	1.76%	1.72%
1.64%	1.71%	4.99%	4.67%	4.48%
1.64%	1.71%	4.99%	4.67%	4.42%
43%	62%	99%	99%	71%

$145,264	$132,614	$142,072	$ 138,284	$155,610
320%	327%	336%	316%	328%

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2021
Macquarie Global Infrastructure Total Return Fund Inc. (Fund) is a diversified, closed-end investment management company registered under the Investment Company Act of 1940 (1940 Act), as amended, and organized under the laws of the State of Maryland. The Fund’s shares of common stock are listed on the New York Stock Exchange (NYSE) under the ticker “MGU.”
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation —  The net asset value (NAV) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00pm Eastern Time) on each day the NYSE is open for trading. US debt securities and non-US securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the Nasdaq National Market, are valued at the closing bid prices. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are
“more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current years. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal/state income tax returns through the year ended November 30, 2021 and for all open federal income tax years (years ended November 30, 2018–November 30, 2020) and all open state income tax years (years ended November 30, 2015–November 30, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended November 30, 2021, the Fund did not incur any interest or tax penalties.
Cash and Cash Equivalents —  Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.
Restricted Cash —  As of November 30, 2021, the Fund did not classify any funds (proceeds) as restricted.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Distributions to Shareholders —  The Fund intends to distribute to holders of its common shares monthly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
1. Significant Accounting Policies (continued)
The Fund has received approval from the Securities Exchange Commission (SEC) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each month to shareholders of common stock after payment of interest on any outstanding borrowings.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
2. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements
Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, and in accordance with the terms of its investment management agreement with the Fund, DMC receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage. On July 14, 2021, the Board approved the renewal of the Fund’s Advisory Agreement, pursuant to which MIMBT, through its DMC series, serves as the Fund’s investment manager.
The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MIMBT. There were no commissions paid to the affiliated firm for the year ended November 30, 2021.
Computershare Trust Company, N.A. (Computershare) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

3. Investments
For the year ended November 30, 2021, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:
Purchases	$205,955,138
Sales	197,716,292
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$453,510,040
Aggregate unrealized appreciation of investments	$ 33,346,940
Aggregate unrealized depreciation of investments	(28,422,392)
Net unrealized appreciation of investments	$ 4,924,548
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy as of November 30, 2021:
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Australia	$ 15,251,817	$ 36,367,732	$ 51,619,549
Canada	66,091,084	—	66,091,084
China/Hong Kong	7,749,325	—	7,749,325
France	—	11,025,103	11,025,103
Germany	—	4,735,891	4,735,891
Italy	12,470,539	31,792,053	44,262,592
Japan	7,959,234	9,999,580	17,958,814
Mexico	12,118,211	—	12,118,211
Netherlands	4,442,558	—	4,442,558
New Zealand	5,332,802	—	5,332,802
Spain	31,584,948	1,816,950	33,401,898
Switzerland	2,871,840	—	2,871,840
United Kingdom	—	44,165,295	44,165,295
United States	145,223,175	—	145,223,175
Master Limited Partnerships	7,436,451	—	7,436,451
Total Value of Securities	$318,531,984	$139,902,604	$458,434,588
During the year ended November 30, 2021, there were no transfers into or out of Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund's net assets. During the year ended November 30, 2021, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2021 and 2020 were as follows:
	Year ended
	11/30/21	11/30/20
Ordinary income	$12,429,082	$ 5,422,568
Long-term capital gains	—	6,949,734
Return of capital	—	3,711,796
Total	$12,429,082	$16,084,098
5. Components of Net Assets on a Tax Basis
As of November 30, 2021, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$311,922,827
Undistributed ordinary income	3,167,199
Unrealized appreciation (depreciation) of investments	4,924,548
Net assets	$320,014,574
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and the tax treatment of partnerships.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnerships. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2021, the Fund recorded the following reclassifications:
Paid-in capital	$(1,295)
Total distributable earnings (loss)	1,295

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
6. Capital Transactions
	Year ended
	11/30/21	11/30/20
Shares:
Common Shares Outstanding - beginning of year	12,468,293	12,468,293
Common Shares Redeemed	(95,000)	—
Common Shares Outstanding - end of year	12,373,293	12,468,293
7. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended November 30, 2021, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
During the year ended November 30, 2021, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2021:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$762,477	$461,799
8. Leverage
The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the BNP Paribas Facility or the Agreement), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have asset coverage of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (MCF), under the BNP Paribas Facility is $120,000,000 and euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.55% per annum above 3-month LIBOR for the US dollar line and 0.55% above the 3-month EURIBOR for the euro line.
On July 23, 2014, $60,000,000 of the US dollar line was fixed for a five-year period. As of July 26, 2018, the rate was re-negotiated to 2.303% for the remaining term of the five-year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.
Effective August 26, 2019, $60,000,000 of the US dollar line was fixed and euro 25,000,000 for the euro line for a five-year period. At the end of the five-year period, following business day conventions, the fixed financing will be reduced to zero and the floating rate financing will be increased by the same amount, unless the parties agree in writing to amend or extend the term of the relevant fixed rate periods. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.
Effective November 8, 2021, the reference rate changed to the Secured Overnight Financing Rate for the US dollar line and Euro Short Term Rate for the euro line. As of November 30, 2021, the Fund had $39,900,000 and euro 15,000,000 in leverage outstanding on the variable lines, and $60,000,000 outstanding and euro 25,000,000 on the fixed line. The carrying values of the loan approximate fair values. The daily average amounts outstanding over the period on the variable line was $32,338,356, with an average rate on the borrowing of 0.719%, and euro 15,000,000 with the average rate on borrowing of 0.006%.
The unused amount under the BNP Paribas Facility was $20,100,000 at November 30, 2021. The loan payable is carried at value, and the euro line is adjusted daily for foreign currency translation. At November 30, 2021, the Fund maintained an asset coverage of 320%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $452,791,382.

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
9. Soft Dollar Arrangement
DMC maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of DMC’s permitted investment research services.
10. Compensation of Directors
Effective January 1, 2020, the Chair of the Board of Directors receives an annual retainer of $58,750, paid quarterly, for his services to the Fund, and each other non-interested Director of the Fund received an annual retainer of $50,000, paid quarterly, for his or her services to the Fund. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
13. Share Repurchase Program
The Board approved the share repurchase program on January 20, 2021. On January 26, 2021, the Fund announced the adoption of an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 10% of its common shares in open-market transactions, at the discretion of management in an effort to reduce the Fund’s market price discount to net asset value. Subject to the 10% limitation, the timing and amount of repurchases will be in the discretion of the Fund’s management. In exercising their discretion, management will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments, and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund.
The Fund intends to repurchase its common shares, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s shares by the issuer.
For the year ended November 30, 2021, the Fund repurchased 95,000 common shares at an average price of $22.88 per share (including brokerage commissions) and at a weighted average discount of 13.91%. These repurchases had a total cost of $2,175,413 (including brokerage commissions).
14. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of
Macquarie Global Infrastructure Total Return Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) as of November 30, 2021, the related statements of operations and cash flows for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2022
We have served as the auditor of the Macquarie Global Infrastructure Total Return Fund Inc. since 2005.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Dividend Reinvestment Plan
Unless a stockholder of the Fund (Stockholder) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.
If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:
• If Common Shares are trading at or above Net Asset Value (NAV) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
• If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.
The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.
There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Dividend Reinvestment Plan (continued)
If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 866 587-4518.
Fund Proxy Voting Policies and Procedures
Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 866 587-4518 or on the Fund’s website at macquarieim.com/mgu and on the Securities Exchange Commission (SEC)’s website at sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 866 587-4518; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at macquarieim.com/mgu.
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2021, the Fund reported distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%
(B) Qualifying Dividends[1]	100.00%

(A) is based on a percentage of the Fund’s total distributions.
(B) is based on the Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended November 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentages of dividends paid by the Fund from ordinary income reported as qualified income is 100%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.
The Fund intends to pass through foreign tax credits in the maximum amount of $781,770. The gross foreign source income earned during fiscal year 2021 was $9,252,891. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.
Notice
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Section 19(a) Notices
The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.
The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Total Cumulative Distributions for the year ended November 30, 2021
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
$0.4730	$0.5270	$—	$—	$1.0000
Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2021
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
47.30%	52.70%	0.00%	0.00%	100.00%
The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of assets and liabilities, which comprises part of the financial information included in this report.

Board Approval of Investment Advisory and Management Agreement
The Directors, including all of the non-interested Directors, met on July 14, 2021 and considered the continuation of the Investment Advisory and Management Agreement (the “Advisory Agreement”) with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, for a one-year term. In their consideration, the Directors took into account a memorandum from DMC regarding the services rendered to the Fund by DMC, relevant information provided and discussed during the meeting, the experience of the portfolio manager, as well as the broader portfolio management team, the organizational structure and key personnel of DMC’s securities business and DMC’s financial statements and information relating to its profitability (collectively, the “Renewal Materials”). The Directors noted that they found the Renewal Materials provided by DMC and its affiliated entities to be responsive to the request for information from the Board of Directors (“Board”). The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 16, 2021 describing the legal duties of the Directors under the Investment Company Act of 1940, as amended, which was reviewed with their independent counsel. The Directors also considered information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the Fund’s fee rate for management services, expenses and performance characteristics to those of other similar funds.
The Directors considered, among other factors, the following:
    (a) The nature, extent and quality of services provided by the Adviser. The Directors considered the services that DMC provides to the Fund, DMC’s reputation as a manager of infrastructure assets, and the information in the Renewal Materials, including information regarding (i) Macquarie’s position as a global market leading infrastructure manager, (ii) Macquarie’s global infrastructure network, (iii) the extent of DMC’s team and its ability to leverage Macquarie’s global infrastructure capabilities, (iv) DMC’s strong portfolio construction and risk management process, and (v) the Fund’s performance in light of current economic conditions. Based on this presentation, the Directors concluded that the nature, extent and quality of services provided to the Fund by DMC under the Advisory Agreement supported the Board’s re-approval of the Advisory Agreement.
    (b) Management fee, expense ratio and investment performance of the Fund, including a comparison of fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. Consistent with the process followed in previous years, the Directors were provided with two sets of comparisons prepared by Broadridge that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by DMC. One set of funds was selected by Broadridge and the other set selected by DMC based on disclosed criteria. The Renewal Materials provided further detail on the comparison groups, limitations of the Broadridge data and analysis of the comparisons.
The Directors considered information prepared by Broadridge comparing the Fund’s management fee rate and expenses to those of other funds and noted that the Fund’s management fee rate was close to the median for both the DMC-selected comparison group and the Broadridge-selected comparison group for contractual management fees at a common asset level, defined as a fund’s most recent total net assets rounded up to the nearest $25 million, and the Fund’s expense ratio was higher than the median of the DMC-selected and Broadridge-selected comparison groups for actual total expenses – common and leveraged assets, which are computed from the combined assets of common

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
and leveraged shares for the subject fund and the Closed-End Expense Group using each fund’s most recent fiscal period. The Directors noted DMC’s explanation that certain of the expenses that contribute to the Fund having higher expenses than the median of the comparison group include investment-related expenses, which are attributed to the Fund’s leverage, and certain non-management expenses.
The Directors considered the performance information prepared by Broadridge comparing the Fund’s performance to the Fund’s Broadridge-selected comparison group.
Based on these considerations and the other factors considered at the meeting, the Directors concluded that the Fund’s management fee rate, expense level and performance supported the re-approval of the Advisory Agreement.
    (c) Cost of the services to be provided and profits realized by DMC from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by DMC and the profits realized by DMC from its relationship with the Fund. It was noted that affiliates of DMC did not derive any additional material direct or indirect economic benefits from DMC’s relationship with the Fund, other than through commissions received by an affiliated broker/dealer. On a quarterly basis, the Board is provided with Rule 17e-1 transaction reports showing that the transactions executed with the affiliated broker-dealer were reasonable and fair compared to the commissions received by unaffiliated brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. After reviewing this information, the Directors concluded that the profitability of DMC attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could not have been the product of arms’ length bargaining.
    (d) The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by DMC in managing the Fund’s assets.
     Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of, and was informed in part by reference to, a number of years of reviews during which lengthy discussions took place between the Directors and DMC representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including the Independent Directors, unanimously approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent legal counsel who assisted them in their deliberations.

The Fund's Investment Objective, Principal Investment Strategies and Risks
What is the Fund's investment objective?
The Fund's investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation.
What are the Fund’s principal investment strategies?
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Total Assets (as defined below) in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities issued by U.S. and non-U.S. issuers (Infrastructure Issuers) that primarily own or operate Infrastructure Assets (as defined below) (the 80% policy). “Total Assets” of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage. The 80% policy is non-fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days' notice prior to any such change. “Infrastructure Assets” are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure Assets may provide the necessities of everyday life, such as fresh water, roads, airports, utilities, power, steam heating systems, hospitals, schools and other social services. Infrastructure Assets provide the transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy. Infrastructure Issuers include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the Infrastructure Issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental Infrastructure Issuers, at times to a significant extent.
The Manager seeks to identify and select investments in Infrastructure Issuers that, over the long term, are anticipated to produce attractive dividend yield, and capital appreciation commensurate with the underlying risk of the investment. The Manager analyzes Infrastructure Issuers through detailed analysis of long-term fundamentals to determine the quality of their assets. The Manager believes that analysis of an Infrastructure Issuer’s underlying assets is key to determine the long-term quality of the Infrastructure Issuer’s potential revenue and income streams. The Manager believes investments made on the basis of a systematic, fundamentals-based approach identifying long-term potential value in Infrastructure Issuers should outperform investments made on the basis of short-term market factors. The Fund may invest in securities and instruments of Infrastructure Issuers that are forecast to decline in value due to the nature of the assets of the Infrastructure Issuer under circumstances where such decline is anticipated to be offset by positive overall total return.
Certain members of the Macquarie Group (other than the Manager), primarily those involved in the Macquarie Group’s infrastructure funds management and infrastructure advisory divisions, focus on identifying investment opportunities in securities of Infrastructure Issuers that are neither listed on an exchange nor traded over-the-counter. Generally, these opportunities are not appropriate for the Fund due to the investment size and the significant level of control sought. Periodically, however, opportunities may be identified that meet the Fund’s investment objective, policies and guidelines and the Manager may be presented with the opportunity to invest the assets of the Fund in such opportunities. The

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Manager may, if in accordance with the 1940 Act and the Fund’s investment objective, guidelines and policies, cause the Fund to make such investment. The Manager anticipates that the majority, and possibly all, of the Fund’s opportunities to invest the assets of the Fund in such securities will be presented to the Manager through such other members of the Macquarie Group. No agreement exists between any member of the Macquarie Group and the Fund with respect to presenting such opportunities and no assurances can be given that any such opportunities will be presented to the Manager or, if presented, will be deemed to be a suitable investment for the Fund or will be permitted under the 1940 Act. No other member of the Macquarie Group will render investment advice to the Fund.
Up to 100% of the Fund’s Total Assets may be composed of securities issued by Infrastructure Issuers primarily located outside the United States. Such Infrastructure Issuers are non-U.S. issuers and, although primarily located outside the United States, may own or operate Infrastructure Assets located in the United States. Such securities generally will be denominated in currencies other than the U.S. dollar. The Fund may also purchase sponsored American Depository Receipts (ADRs) or U.S. dollar-denominated securities of non-U.S. Infrastructure Issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the United States securities markets.
The Fund normally invests at least 85% of its Total Assets in securities and instruments of issuers that are listed on national or regional exchanges, or traded over-the-counter, with most issuers expected to be listed on a national or regional exchange. Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities or instruments of Infrastructure Issuers, although this is not a primary focus of the Fund. These unlisted securities or instruments may include equity, hybrid, convertible preferred instruments and debt instruments.
The Fund also applies the following guidelines to its investments at the time of investment: (i) no more than 5% of the Fund’s Total Assets may be invested in securities or instruments issued by any single Infrastructure Issuer; (ii) no more than 10% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one non-Organization for Economic Cooperation and Development (OECD) country; (iii) no more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in non-OECD countries; and (iv) no more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one country that is a part of the OECD, except that the Fund may invest up to 50% of the Fund’s Total Assets in Infrastructure Issuers primarily located in the United States.
The hybrid securities in which the Fund may invest include stapled securities and various income trust units, including securities and instruments under which the issuers’ obligations to pay distributions on the securities and instruments may be linked to profits. Stapled securities typically consist of two or more related securities that are “stapled” together to trade as one unit. Income trusts are generally designed to distribute, in a tax-efficient manner, cash flows from an operating company to the holders of the trust units. Income fund units, stapled securities and other “hybrid” securities will be treated as equity securities for the purposes of the Fund’s investment strategies.

The Fund's Investment Objective, Principal Investment Strategies and Risks (continued)
The Fund may invest, under normal market conditions, up to 20% of its Total Assets in instruments that are not required to be issued by Infrastructure Issuers and debt securities, including bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, Eurodollar and Yankee dollar instruments, and money market instruments. Debt securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate. There is no minimum credit rating for the securities and instruments in which the Fund may invest. The Fund may invest up to 20% of its Total Assets in debt securities or instruments rated non-investment grade by recognized statistical rating agencies or unrated securities of comparable quality.
The Fund may invest, to the extent permitted by law, in securities and instruments of other open- or closed-end U.S. or non-U.S. investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Total Assets in U.S. or non-U.S. pooled investment vehicles (other than investment companies) that invest primarily in securities, or the assets underlying those securities, of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amount of uninvested cash, such as the period shortly after the Fund receives the proceeds of leverage instruments, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market.
The Fund may, but is not obligated to, use a variety of financial instruments and investment techniques to attempt to hedge certain risks to which it will be subject. The instruments and techniques in which the Fund may invest include options, forward contracts, futures contracts, and swap agreements. The Fund does not intend to enter into short sales other than short sales “against the box,” which are transactions in which the seller already owns the security being sold short. Examples of financial instruments in which the Fund may invest include options on securities, currencies and indexes; interest rate futures contracts, index futures contracts and foreign currency futures contracts; the Fund may purchase and write call and put futures options; the Fund may enter into swap agreements and related caps, floors and collars; and the Fund may invest in warrants.
The Fund may enter into forward contracts, including forward currency contracts, in an effort to hedge the Fund’s exposure to investments in non-U.S. currencies. Similarly, the Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts, and may purchase and sell options on futures. A conventional futures contract is an agreement under which one party agrees to accept, and the other party agrees to make, delivery of the underlying asset to which the futures contract relates at a specified future time and at a specified price.
The Fund may enter into swap transactions with respect to income streams on an underlying investment, currency exchange rates, indices, and interest rates.
Though not a significant component of its investment strategy, the Fund may use certain financial instruments and investment techniques, such as writing covered calls, to increase its income or total return.
The Fund does not normally use any derivative financial instruments or investment techniques for purely speculative purposes. The Manager, on behalf of the Fund, has claimed an exclusion from the definition

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and, as a result, is not subject to registration or regulation as a CPO under the CEA.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
As temporary investments, the Fund may invest in repurchase agreements.
Although it is not the Fund’s current intention, the Fund may lend its portfolio securities to broker-dealers and banks.
The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Manager’s outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will not issue leverage instruments with an aggregate issue price exceeding 33 1/3% (in the case of debt) or 50% (in the case of preferred stock) of the Fund’s Total Assets (including the proceeds from the issuance of leverage instruments) in each case at the time such leverage instruments are issued. Following the issuance of leverage instruments, however, the balance of outstanding leverage instruments may exceed 33 1/3% or 50% (as applicable) of the Fund’s Total Assets due to a reduction in the value of the Fund’s Total Assets, subject to restrictions on leverage imposed by the 1940 Act.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. This borrowing will be subject to the 33 1/3% limitation described above.
During periods in which the Manager determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its principal investment strategies or any of the guidelines set out above and invest all or any portion of its assets in securities with remaining maturities of less than one year, cash or cash equivalents. The Manager’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the value of shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.
What are the principal risks of investing in the Fund?
Investing in any closed-end fund, such as the Fund, involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Active management and selection risk — The risk that the securities selected for the Fund by the Manager will underperform the markets, the relevant indices, or the securities selected for other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Fund's Investment Objective, Principal Investment Strategies and Risks (continued)
Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as infrastructure) will decline because of changing expectations for the performance of that industry or sector.
Infrastructure risk — Infrastructure Issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that Infrastructure Issuers may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Other factors that may affect the operations of Infrastructure Issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.
Foreign risk and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.
Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 11 in “Notes to financial statements.”

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds. Also the risk that an issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities and may forgo paying dividends on its equity securities.
Preferred securities risk — The risk that the value of preferred securities may be impacted by an issuer’s inability to make interest payments and/or repay principal in a timely manner, skipped or deferred dividend payments, early redemption, limited voting rights, risks of subordination, or a lack of liquidity.
Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Infrastructure Assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances.
Prepayment risk — The risk that the principal on a bond that is held by the Fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. The Fund may then have to reinvest that money at a lower interest rate.
Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Leveraging risk — The risk that certain Fund transactions using leveraging techniques may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged, which may result in increased losses to the Fund. Leveraging techniques, such as borrowing, will pose certain risks for the Fund's common shareholders, including the possibility of higher volatility of both the NAV and market value of the Fund's shares. There can be no assurance that the Fund would be able to realize a higher net return on its investment portfolio than the then current interest rate payable under the BNP Paribas Agreement. In such event, the Fund's leveraged capital structure would result in a lower yield to the Fund's common shareholders than if the Fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the Fund's NAV per share than if the Fund were not leveraged, which may be reflected in a greater decline in the market price of its shares.
Liquidity risk — Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which the Fund has valued them.

The Fund's Investment Objective, Principal Investment Strategies and Risks (continued)
Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of the Fund to the extent it invests a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.
Investment companies risk — The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment company invests. The Fund will bear its proportionate share of the fees and expenses of an investment in an investment company. As a result, the Fund’s expenses may be higher and performance may be lower.
Inflation risk — Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, interest and dividend rates of any leverage instruments a fund may have issued would likely increase, which would tend to further reduce returns to shareholders.
High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Hybrid securities risk — The Fund may invest in preferred stock and hybrid securities, which may have special risks. Preferred and hybrid securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. Some preferred and hybrid securities are noncumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s assets may include investments in noncumulative preferred or hybrid securities, under which the issuer does not have an obligation to make up any arrears to its investors. Preferred and hybrid securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Generally, preferred and hybrid security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the security holders generally may select a number of directors to the issuer’s board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred or hybrid securities may redeem the securities prior to a specified date. For instance, for certain types of preferred or hybrid securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.
Performance risk — Performance risk broadly refers to the potential for changes in share prices to result in a loss in the value of your investment in the Fund. The Fund primarily invests in companies that are listed on a share market and as a result is exposed to movements in their share prices.
Natural disaster and epidemic risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Directors and officers
November 30, 2021 (Unaudited)
Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (DMC-Affiliated Advised Funds) and other public company directorships.
Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships

Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird* Birth Year: 1968	Class I Director	Since July 2005	Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also a Partner for Orbit Financial Holdings LP from July 2017 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1	None

Directors and officers
Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since July 2005	Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1	None
Chris LaVictorie Mahai* Birth Year: 1955	Class III Director	Since July 2005	Ms. Mahai is Managing Partner of clavm, LLC, a cross-industry strategic consultancy. She served as President of Aveus, a division of Medecision and Executive Vice President of Medecision, Inc. from May 2018 to December 2021. Prior to that she was Founder, Owner and Managing Partner of Aveus LLC from 1999 to May 2018. Her early career led Mahai to executive roles in the financial services and media industries.	1	None

Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships

Biographical Information of the Interested Directors of the Fund
John C. Leonard Birth Year: 1960	Class III Director	Since February 2020	Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.	1	None

Directors and officers
Name, Birth Year and Address[1] of Officer	Position(s) Held with Fund(s)	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years

Biographical Information of the Executive Officers of the Fund
John C. Leonard Birth Year: 1960 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since February 2020	Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.
William Speacht Birth Year: 1970 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since April 2021	Mr. Speacht has served in various capacities at different times at Macquarie Investment Management since rejoining in 2016.
Emilia P. Wang, Esq. Birth Year: 1974 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since April 2021	Ms. Wang has served in various capacities at different times in the legal department at Macquarie Investment Management since 2007.
Daniel V. Geatens[4] Birth Year: 1972 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since November 2017	Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

1 Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.
2 Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.
* Member of Audit Committee
3 Each officer serves an indefinite term.
4 Mr. Geatens also serves as the Chief Financial Officer for the Optimum Fund Trust and Treasurer for the Delaware Funds by Macquarie®, which share the same investment manager.

Delaware Funds by Macquarie® privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

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customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959
(Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment, (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
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Delaware Funds by Macquarie® privacy practices notice
Delaware Management Trust Company
Delaware Service Company, Inc.
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Asset Advisers
Macquarie International Small Cap Equity Fund, LLC
Macquarie Funds Management Hong Kong Limited
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Merry Merger Sub., Inc.
Optimum Fund Trust
Revised February 2021

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Contact information
866 587-4518
Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019
macquarieim.com/mgu
(1972217)
AR-MGU-122
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Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $64,293 for 2021 and $62,424 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 for 2021 and $11,250 for 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculatons.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $9,044,000 for 2021 and $8,455,000 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Registrant’s (MGU) Proxy Voting Procedures

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with proxy advisory firms to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firm’s services. If a proxy has been voted for the registrant, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Portfolio Managers as of November 30, 2021:

Name	Title	Length of Service	Business Experience During the Past 5 Years

Brad Frishberg, CFA	Portfolio Manager	Since November 2012

Mr. Frishberg heads the firm’s infrastructure securities team and is the lead portfolio manager for Macquarie’s Global Listed Infrastructure strategies. Prior to joining the firm in 2009 in his current role, Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where, over a period of 13 years, he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He earned a bachelor’s degree from Brown University and a master’s degree from Trinity College.

(a)(2)     Other Accounts Managed as of November 30, 2021:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Brad Frishberg	4, $1.0 billion	9, $598.4 million	5, $666.0 million	0, $0

Material Conflicts of Interest. Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) believes that Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)      Portfolio Manager Compensation as of November 30, 2021:

The portfolio’s manager’s compensation consists of the following:

Base Salary – The portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Investment Management Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

(a)(4)    Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Brad Frishberg	$100,001 - $500,000

[1]	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (6/1/2021- 6/30/2021)	0	-	0	12,443,293
Month #2 (7/1/2021- 7/31/2021)	0	-	0	12,443,293
Month #3 (8/1/2021- 8/31/2021)	40,000	$23.75	0	12,403,293
Month #4 (9/1/2021- 9/30/2021)	0	-	0	12,403,293
Month #5 (10/1/2021- 10/31/2021)	0	-	0	12,403,293
Month #6 (11/1/2021- 11/30/2021)	30,000	$24.01	0	12,373,293
Total	70,000	$23.88	0	12,373,293

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-

15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*	/s/ John C. Leonard
John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date	February 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Leonard
John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date	February 3, 2022

By (Signature and Title)*	/s/ Daniel V. Geatens
Daniel V. Geatens
Treasurer, Chief Financial Officer/Principal Financial Officer

Date	February 3, 2022

* Print the name and title of each signing officer under his or her signature.